EXHIBIT 10.1

LOAN RESTRUCTURING AGREEMENT

THIS LOAN RESTRUCTURING AGREEMENT (this “Agreement”) is dated as of November 7, 2008, by and among PACIFIC ETHANOL IMPERIAL, LLC, a Delaware limited liability company (“PE Imperial”), PACIFIC ETHANOL, INC., a Delaware corporation (the “Company”), PACIFIC ETHANOL CALIFORNIA, INC. (“PECA”; together with PE Imperial and the Company, the “PE Parties”) and LYLES UNITED, LLC, a Delaware limited liability company (the “Lender”).  PE Imperial, the Company, PECA and Lender are sometimes referred to individually as a “Party” and collectively as the “Parties” herein.

Witnesseth

WHEREAS, pursuant to a Secured Promissory Note dated as of November 28, 2007, executed by PE Imperial in favor of Lender as amended by that certain First Amendment to Secured Promissory Note dated as of December 27, 2007 executed by PE Imperial and Lender (collectively, the “First Note”), PE Imperial borrowed Fifteen Million Dollars ($15,000,000) from Lender, which amount was secured by certain assets of PE Imperial pursuant to a Security Agreement dated as of November 28, 2007 by and between PE Imperial and Lender, as amended by that certain Amendment No. 1 to Security Agreement dated as of December 27, 2007 executed by PE Imperial and Lender (collectively, the “Security Agreement”); and

WHEREAS, pursuant to a Secured Promissory Note dated as of December 27, 2007, executed by PE Imperial in favor of Lender (collectively, the “Second Note”), PE Imperial borrowed an additional Fifteen Million Dollars ($15,000,000) from Lender, which amount was secured by all assets of PE Imperial pursuant to the Security Agreement; and

WHEREAS, the obligations of PE Imperial under the First Note and the Security Agreement, and all related obligations of PE Imperial to Lender, were guaranteed pursuant to a certain Unconditional Guaranty dated as of November 28, 2007 executed by the Company in favor of Lender (the “First Guaranty”); and the obligations of PE Imperial under the Second Note and the Security Agreement, and all related obligations of PE Imperial to Lender, were guaranteed pursuant to a certain Unconditional Guaranty dated as of December 27, 2007 executed by the Company in favor of Lender (the “Second Guaranty”); and

WHEREAS, as partial consideration for permitting the extension of the maturity date of the loan represented by the First Note, as contemplated therein, the Company issued to Lender a Warrant dated March 27, 2008 permitting the purchase by Lender of up to 100,000 shares of the Company’s common stock, $0.001 par value per share, at an exercise price equal to $8.00 per share (the “Warrant”); and

WHEREAS, as partial consideration for the loan represented by the First Note, PE Imperial and Lender entered into a letter agreement dated November 28, 2007 concerning the award to Lender (or an affiliate) of PE Imperial’s primary construction and mechanical contract in connection with the construction of an ethanol production facility at PE Imperial’s Imperial Valley site in Brawley, California (the “Letter Agreement”); and

WHEREAS, the PE Parties have asked Lender to permit PE Imperial to assign its obligations under the First Note and Second Note to the Company, to release PE Imperial as a borrower and to release Lender’s security interest in the assets of PE Imperial;

WHEREAS, the Lender has agreed to such requests in consideration of various undertakings, including the following:

(i)           the Company shall assume all obligations of PE Imperial under the First Note and Second Note, and such First Note and Second Note shall be amended and restated as a single new note (the “New Note”) executed by the Company in favor of Lender, thereby causing the Company to become the direct obligor as to the amounts originally borrowed by PE Imperial from Lender;

(ii)           in consideration of Lender’s agreement to release its security interest in the assets of PE Imperial and to release PE Imperial as a Borrower under the First and Second Notes, which release benefitsPECA because PECA owns 100% of the ownership interests of PE Imperial:

(A)           PECA shall enter into a Limited Recourse Guaranty pursuant to which PECA shall guarantee the obligations of the Company under the New Note, but with recourse only to cash distributions that PECA may receive from PE Imperial and from Front Range Energy LLC, a Colorado limited liability company (“Front Range”); and

(B)           PECA shall cause its wholly-owned subsidiary Pacific Ag. Products, LLC, a California limited liability company (“PAP”), to guarantee the obligations of the Company under the New Note and to enter into a Security Agreement pledging its assets to Lender as collateral securing the obligations of the Company under the New Note;

(iii)           the Company and Lender shall execute an irrevocable joint instruction letter, acknowledged and agreed to by PECA, pursuant to which PECA shall be obligated to immediately remit to Lender all cash distributions received on account of its ownership interest in Front Range and PE Imperial.

Agreement

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Payment of Interest As Condition.  Lender’s obligations under Section 2 shall be subject to fulfillment of the following condition:  PE Imperial shall pay to Lender all accrued and unpaid interest on the First Note and the Second Note through the day immediately prior to the date hereof, which aggregate amount the Parties acknowledge and agree is $2,205,243.06.

2. Assignment and Assumption of Notes; Delivery of New Note and other Documents; Termination of Notes, Security Agreement and Guaranties.

(a) PE Imperial hereby assigns, and the Company hereby assumes, all of the obligations of PE Imperial under the First Note and the Second Note.  Immediately following such assignment and assumption, the First Note and Second Note shall be amended and restated by the New Note.  Lender acknowledges that, upon fulfillment of all conditions precedent, PE Imperial shall be released from all obligations to Lender under the First Note and Second Note.  Promptly following the execution of this Agreement and the delivery of the New Note executed by the Company, Lender shall deliver to PE Imperial the original First Note and a copy of the Second Note, each marked “Superseded” and signed by Lender.

(b) Concurrently herewith, the following documents shall be executed and delivered as set forth below:

(i) The Company shall execute the New Note in the form attached hereto as Exhibit A and shall deliver the New Note to Lender;

(ii) the Company and Lender shall execute and deliver to PECA, and PECA shall in turn execute and deliver to the Company and Lender, an Irrevocable Joint Instruction Letter in the form attached hereto as Exhibit B;

(iii) PECA shall execute and deliver to Lender a Limited Recourse Guaranty in the form attached hereto as Exhibit C;

(iv) PECA shall cause PAP to execute and deliver to Lender an Unconditional Guaranty in the form attached hereto as Exhibit D; and

(v) PECA shall cause PAP to execute and deliver to Lender a Security Agreement in the form attached hereto as Exhibit E.

(c) PE Imperial and Lender agree that the Security Agreement is hereby terminated effective as of the date hereof and Lender does hereby release any and all security interests in and to the assets of PE Imperial including, without limitation, in any Collateral (as such term is defined in the Security Agreement).  Lender grants permission to PE Imperial to file UCC termination statements effecting the release of said security interests in all applicable jurisdictions.

(d) The Company and Lender agree that the First Guaranty and the Second Guaranty are hereby terminated effective as of the date hereof.

3. Effectiveness of Warrant and Letter Agreement. The Parties hereby acknowledge and confirm that all of the terms and conditions of the Warrant and the Letter Agreement are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of this Agreement and the transactions contemplated hereby.

4. Certain Representations, Warranties and Covenants.

(a) Lender hereby represents and warrants that it has not pledged or assigned either the First Note or the Second Note or any of its rights thereunder or under the Security Agreement or the First Guaranty or the Second Guaranty to any person or entity.

(b) Each of the Parties represents and warrants that it has not previously assigned any of the claims released in this agreement, in whole or in part, or taken any other steps which would adversely affect the rights which are the subject of this Agreement.

(c) Each of the Parties represents and warrants that it is authorized to enter into and execute this Agreement and to perform its obligations contemplated herein.

5. Notices.  All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given hereunder shall be in writing, with copies to all the other Parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iii) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to PE Imperial, PECA
or the Company:                                  Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, California 95814
Attn:  Chief Financial Officer
AND
Attn:  General Counsel

If to Lender:                                          Lyles United, LLC
1210 West Olive Ave.
Fresno, California 93728
Attn:  Will Lyles, Vice President

or such other address or facsimile number as either Party may designate to the other Parties hereto in accordance with the aforesaid procedure. Each Party shall provide notice to the other Parties of any change in address or facsimile number.

6. Miscellaneous.

(a) No Waiver.  No course of dealing between the Parties, nor any failure to exercise, nor any delay in exercising, on the part of any Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) Rights Cumulative.  All of the rights and remedies of the Parties shall be cumulative and may be exercised singly or concurrently.

(c) Entire Agreement.  This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  No provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the Parties hereto.

(d) Severability.  In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) Headings. The headings of the Sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

(f) Waiver of Breach or Default.  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the Party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(g) Binding on Successors.  This Agreement shall be binding upon and inure to the benefit of each Party hereto and its successors and assigns.

(h) Best Efforts.  Each Party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(i) Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without reference to the conflicts of laws principles thereof.  Each of the Parties hereto irrevocably submit to the exclusive jurisdiction of any California State or United States Federal court sitting in Fresno County, California over any action or proceeding arising out of or relating to this Agreement, and the Parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court.  The Parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The Parties hereto further waive any objection to venue in the State of California and any objection to an action or proceeding in the State of California on the basis of forum non conveniens.  The Parties further agree that the successful or prevailing Party in any proceeding shall be entitled to recover reasonable attorneys’ fees and other costs incurred in such proceeding.

(j) Waiver of Jury Trial.  EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(k) Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(Signature page follows.)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PE IMPERIAL:	PACIFIC ETHANOL IMPERIAL, LLC,
a Delaware limited liability company

By: /s/ JOHN T. MILLER
John T. Miller, COO

COMPANY:	PACIFIC ETHANOL, INC.,
a Delaware corporation

By: /s/ NEIL M. KOEHLER
Neil M. Koehler, CEO

PECA:	PACIFIC ETHANOL CALIFORNIA, INC.,
a California corporation

By: /s/ JOHN T. MILLER
John T. Miller, COO

LENDER:	LYLES UNITED, LLC,
a Delaware limited liability company

By: /s/ WILL LYLES
Will Lyles, Vice President

EXHIBIT A

Form of New Note

(attached hereto)

EXHIBIT B

Form of Irrevocable Joint Instruction Letter

(attached hereto)

EXHIBIT C

Form of Limited Recourse Guaranty

(attached hereto)

EXHIBIT D

Form of Unconditional Guaranty

(attached hereto)

EXHIBIT E

Form of Security Agreement

(attached hereto)